SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): February 12, 2009



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On February 12, 2009, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending December 31, 2008. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated February 12, 2009.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  February 12, 2009


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated February 12, 2009.

Exhibit 99.1  Press Release dated February 12, 2009.


FOR RELEASE:  NEW HARTFORD, NY, February 12, 2009
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com



                           PAR TECHNOLOGY CORPORATION

                        -REPORTS FOURTH QUARTER RESULTS-

o        Q4 Revenues rise 8.6% to record $65.4 million

o        2008 record revenues increase 11.1% to $232.7 million
          ----------------------------------------------------------------
          NEW HARTFORD, NY,  PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY-- February 12, 2009 -- PAR Technology Corporation (NYSE: PTC), a leader in providing integrated hardware, software and service solutions to the hospitality industry, and provider of Government I/T solutions and services, today reported financial results for the fourth quarter and year ended December 31, 2008.

For the fourth quarter ended December 31, 2008, PAR Technology Corporation reported revenues of $65.4 million compared to $60.2 million in the fourth quarter 2007, an increase of 8.6%. Net income in the period was $1.5 million versus the $483,000 earned in the fourth quarter one year ago. The Company reported diluted net earnings per share of $0.10 for this past quarter, significantly higher than the $0.03 diluted net earnings per share reported for the same period a year earlier.

For the year ended December 31, 2008, PAR Technology Corporation reported record revenues of $232.7 million, an increase of 11.1% from the $209.5 million reported one year ago. The Company also reported net income of $2.2 million in 2008 versus a net loss of $2.7 million last year. Diluted net earnings per share in 2008 were reported at $0.15 compared to diluted net loss per share of $0.19 reported for the year 2007.

John W. Sammon, PAR Chairman & CEO commented, "Our continued improved performance throughout 2008 demonstrated PAR's ability to successfully capitalize upon our core businesses and their strength during these times of economic uncertainties. Hospitality Technology and our Government business segment both contributed to our record revenue achievement for both the quarter and fiscal year. The quick-serve sector of restaurants and Government outsourcing trend both appear to be resistant to the conditions which are affecting much of our economy."

Sammon went on to say, "We do however, continue to face a number of challenges in our hotel/resort/spa segment and the table-serve and casual dining restaurant sector in light of the present economic challenges. We never-the-less are pleased with our growth in the fourth quarter. We believe our market strength and portfolio of customers, coupled with prudent R&D spending and the positive fundamental drivers for each of our market niches, makes PAR a compelling choice for our customers. Our 2008 growth, along with other indicators for our markets, gives us confidence we are well positioned for the foreseeable future including 2009 and beyond."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.

PAR Technology Corporation creates and markets products that help hospitality operators around the world to better manage money, materials, people and the guest experience. PAR has provided hardware, software and services to the world's largest restaurant chains and their franchisees for almost 30 years. Today the Company's extensive offering includes technology solutions for the full spectrum of hospitality operations, from boutique hotels and independent table service restaurants to international QSR chains, all backed by PAR's global service network. The Company has over 50,000 installations in 105 countries worldwide. PAR is also a leader in providing computer-based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For more information visit the Company's website at www.partech.com.

                                       ###

                           PAR TECHNOLOGY CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (Unaudited)

                                                               December 31,
                                                         -----------------------
                                                             2008         2007
                                                         ----------    ---------
Assets
Current assets:
     Cash and cash equivalents ........................  $   6,227   $   4,431
     Accounts receivable-net ..........................     53,582      43,608
     Inventories-net ..................................     41,132      40,319
     Income tax refunds ...............................        208         521
     Deferred income taxes ............................      5,301       5,630
     Other current assets .............................      3,588       3,370
                                                         ---------   ---------
         Total current assets .........................    110,038      97,879
Property, plant and equipment - net ...................      6,879       7,669
Deferred income taxes .................................      1,525         503
Goodwill ..............................................     25,684      26,998
Intangible assets - net ...............................      8,251       9,899
Other assets ..........................................      1,611       3,570
                                                         ---------   ---------
           Total Assets ...............................  $ 153,988   $ 146,518
                                                         =========   =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ................  $   1,079   $     772
     Borrowings under lines of credit .................      8,800       2,500
     Accounts payable .................................     15,293      16,978
     Accrued salaries and benefits ....................      8,360       9,919
     Accrued expenses .................................      3,962       3,860
     Customer deposits ................................      6,157       3,898
     Deferred service revenue .........................     16,318      14,357
                                                         ---------   ---------
          Total current liabilities ...................     59,969      52,284
                                                         ---------   ---------
Long-term debt ........................................      5,852       6,932
                                                         ---------   ---------
Other long-term liabilities ...........................      1,910       2,315
                                                         ---------   ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ....................       --          --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,189,718 and 16,047,818 shares issued;
       14,536,963 and 14,395,063 outstanding ..........        324         321
     Capital in excess of par value ...................     40,173      39,252
     Retained earnings ................................     52,668      50,451
     Accumulated other comprehensive income (loss) ....     (1,399)        472
     Treasury stock, at cost, 1,652,755 shares ........     (5,509)     (5,509)
                                                         ---------   ---------
          Total shareholders' equity ..................     86,257      84,987
                                                         ---------   ---------
             Total Liabilities and Shareholders' Equity  $ 153,988   $ 146,518
                                                         =========   =========


                    PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                     For the three months     For the year ended
                                                       ended December 31,         December 31,
                                                     ---------------------   ---------------------
                                                        2008        2007        2008        2007
                                                     ---------   ---------   ---------   ---------
Net revenues:
     Product ......................................  $  23,197   $  24,024   $  81,763   $  77,116
     Service ......................................     22,131      18,735      75,430      67,370
     Contract .....................................     20,051      17,440      75,494      64,998
                                                     ---------   ---------   ---------   ---------
                                                        65,379      60,199     232,687     209,484
                                                     ---------   ---------   ---------   ---------
Costs of sales:
     Product ......................................     15,387      13,947      49,440      45,635
     Service ......................................     14,595      13,788      54,421      51,078
     Contract .....................................     18,899      16,401      71,376      60,863
                                                     ---------   ---------   ---------   ---------
                                                        48,881      44,136     175,237     157,576
                                                     ---------   ---------   ---------   ---------
     Gross margin .................................     16,498      16,063      57,450      51,908
                                                     ---------   ---------   ---------   ---------
Operating expenses:
     Selling, general and administrative ..........      9,866      11,041      36,790      37,517
     Research and development .....................      3,724       4,392      15,295      17,155
     Amortization of identifiable intangible assets        368         391       1,535       1,572
                                                     ---------   ---------   ---------   ---------
                                                        13,958      15,824      53,620      56,244
                                                     ---------   ---------   ---------   ---------

Operating income (loss) ...........................      2,540         239       3,830      (4,336)
Other income, net .................................        162         483         921       1,227
Interest expense ..................................       (431)       (327)     (1,176)     (1,096)
                                                     ---------   ---------   ---------   ---------

Income (loss) before provision for income taxes ...      2,271         395       3,575      (4,205)
(Provision) benefit for income taxes ..............       (810)         88      (1,358)      1,497
                                                     ---------   ---------   ---------   ---------
Net income (loss) .................................  $   1,461   $     483   $   2,217   $  (2,708)
                                                     =========   =========   =========   =========
Earnings (loss) per share
     Basic ........................................  $     .10   $     .03   $     .15   $    (.19)
     Diluted ......................................  $     .10   $     .03   $     .15   $    (.19)

Weighted average shares outstanding
     Basic ........................................     14,470      14,361      14,421      14,345
                                                     =========   =========   =========   =========
     Diluted ......................................     14,689      14,772      14,761      14,345
                                                     =========   =========   =========   =========